June 05 2023

Oxbridge Re Holdings Limited

(NASDAQ: OXBR)

OxRE

SurancePlus

OXAC

Important Cautions Regarding Forward- Looking Statements

This presentation contains forward-looking statements. These forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995.

Words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “projects” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward looking statements is included in the section entitled "Risk Factors" contained in our Form 10-K filed on March 30, 2023.

The occurrence of any of these risks and uncertainties could have a material adverse effect on the Company's business, financial condition and the results of operations, which in turn could cause significant market price and trading volume fluctuations for our securities. Any forward-looking statements in this presentation speak only as of the date of this presentation. The Company does not undertake any obligation to update or revise any forward looking statements after the date of this presentation, whether as a result of new information, future events, changed circumstances or any other reason The information provided in this presentation is as of the date hereof and subject to change.

Stock Price *(06/02/23)*	***$1.51***
52 Week Low/High	*$1.07/$5.745*
Common Shares Out.	*5.87M*
Free Float, *est.*	*4.91M*
Avg. Daily Vol. *(3 mo.)*	*15.14k*
Warrant Price OXBRW *(06/02/23)*	***$0.09***

SurancePlus OXBR OXAC OXRE

Key Stats: OXBR* (NASDAQ)

Market Capitalization	***$8.86M***
Shareholder Equity	***$15.18M***
Revenue *(ttm)*	***$1.8m***
Diluted EPS *(ttm)*	*($0.24)*
Price/Book	0.49x
Book Value per Share *(mrq)*	***$2.59***
Total Cash *(mrq)*	***$3.62M***
Total Assets *(mrq)*	***$16.85M***
Participation Notes/Debt *(mrq)*	***$172K***
Fiscal Year End	*Dec. 31*
Insider Holdings	***18.31%***

*Data of 03/31/23 financials

Why Oxbridge Re

01. Investments are in low-frequency high-severity property reinsurance in Gulf Coast states
02. Attractive potential annualized returns of ~20% to 40% for reinsurance investments: SurancePlus
03. Investment in reinsurance contracts are not correlated to financial markets as funds are deployed only in reinsurance
04. Reinsurance pricing has gone up over the past 3 years.
05. This year is slated to be an El Niño year: tends to contribute to weaker hurricanes forming in the Atlantic basin
06. Easy to track: Weather Channel
07. Transparency – Oxbridge Re is an SEC reporting company
08. Oxbridge Re is a Cayman domiciled entity

OXBR (NASDAQ: OXBR)

Reinsurance Market Overview

- The global reinsurance industry is a multi-billion-dollar market, estimated to be worth close to **$500 billion.**[1]
- The U.S. reinsurance business accounts for an estimated **40%** of the global share.[2]
- According to IMF, Florida ranks as the **16th largest** economy globally
- There has been growing interest in **catastrophe bonds (CAT) and insurance-linked securities (ILS)** in recent years.

[1,2] https://www.futuremarketinsights.com/reports/reinsurance-market



About Oxbridge Re Holdings

Oxbridge Re is a Cayman Islands exempted holding company incorporated in 2013 with major holdings in:



OXRE

→ **Oxbridge Reinsurance:**

A licensed reinsurance subsidiary that provides reinsurance business solutions primarily to property and casualty insurers in the Gulf Coast region of the United States.

→ **Oxbridge Re NS:**

A licensed reinsurance SPV/side-car subsidiary that provides third-party investors with access to reinsurance contracts through participating notes with returns uncorrelated to the financial markets.

OXAC

→ **Oxbridge Acquisition Corp (NASDAQ: OXAC):**

Oxbridge Re is the founding and lead investor in sponsor of Oxbridge Acquisition Corp. (NASDAQ: OXAC), a special purpose acquisition company ("SPAC") that recently announced a merger with Jet.AI Inc.

SurancePlus

→ **SurancePlus:**

A newly formed Web3-focused subsidiary that leverages blockchain technology to democratize access to high-return reinsurance contracts via digital securities. Investors in the digital securities issued in 2023 are expected to receive an approximate return of 42% on their investment in a loss-free year.

OXRE

Oxbridge Reinsurance

Oxbridge Reinsurance is a Cayman Islands Licensed reinsurance entity that focuses on the U.S. Gulf Coast property & casualty (P&C) market.

- P&C insurance companies transfer risk through reinsurance.
- Oxbridge Reinsurance offers fully collateralized reinsurance contracts.
- All reinsurance contracts are secured through collateralized trust accounts.
- Focused on underwriting income, not investment income



OXRE Oxbridge Reinsurance - Fully Collateralized

The total amount at risk in a reinsurance contract is secured through trust accounts on a fully collateralized basis.

Due to being fully collateralized, Oxbridge's contracts have the highest possible ratings with no credit risk.

OXBR (NASDAQ: OXBR)

Losses are capped to the limit of the reinsurance contract.

Consequently, Oxbridge can compete with larger reinsurers.

OXRE

Oxbridge Reinsurance



Our Strategy

- Fully collateralized reinsurance contracts are sold by reinsurance brokers
- Focus on expanding our broker network and the number of contracts written
- Follow the pricing of lead reinsurers which set risk premium
- Focus on underwriting income

Oxbridge Re NS

Oxbridge Re NS is a licensed reinsurance SPV/side-car subsidiary.

- → Provides third-party investors with access to reinsurance contracts through participating notes with returns uncorrelated to the financial markets
- → Attractive potential annualized returns of ~20% to 40%*
- → Fully collateralized reinsurance contracts are offered through Oxbridge Re NS
- → Investor returns follow the fortunes of Oxbridge Reinsurance Limited
- → Losses are capped to the limit of the reinsurance contract / investment
- → Redemption opportunity at the end of each year with no penalty*
- → Simple to monitor (Weather Channel)

*In a loss-free year.



Florida Storm History: Category 3 or Greater

Backed by statistical data, the event of a Category 3 storm or higher is a low-frequency high-severity risk

1950s	1960s	1970s	1980s	1990s	2000s	2010s	2020s
1952: None	1960: 1	1970: None	1980: None	1990: None	2000: None	2010: None	2020: None
1953: None	1961: None	1971: None	1981: None	1991: None	2001: None	2011: None	2021: None
1954 None	1962: None	1972: None	1982: None	1992: 1	2002: None	2012: None	2022: 1
1955: None	1963: None	1973: None	1983: None	1993: None	2003: None	2013: None	
1956: None	1964: None	1974: None	1984: None	1994: None	2004: 1	2014: None	
1957: None	1965: 1	1975: 1	1985: 1	1995: 1	2005: 1	2015: None	
1958: None	1966: None	1976: None	1986: None	1996: None	2006: None	2016: None	
1959: None	1967: None	1977: None	1987: None	1997: None	2007: None	2017: I	
	1968: None	1978: None	1988: None	1998: None	2008: None	2018: 1	
	1969: None	1979: None	1989: None	1999: None	2009: None	2019: None	

Source: National Oceanic and Atmospheric Administration; data from 1952-Present

Perception vs. Reality



17 YEAR FLORIDA STORM FORECAST VS. ACTUALS
20
18
16
14
12
10
8
6
4
2
0
17
5
0
14
3
0
13
3
0
14
3
0
16
5
0
17
5
0
13
2
0
18
4
0
10
1
0
8
1
0
14
2
0
14
2
1
14
2
1
14
2
0
20
4
0
20
4
0
18
3
1
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Storms Predicted*
Major Storms Predicted*
Category 3+ actuals (Florida)**

*Source: Department of Atmospheric Science Colorado State University
** Source: National Oceanic and Atmospheric Administration

OXAC

Oxbridge Acquisition Corp

- Oxbridge Acquisition Corp. (NASDAQ: OXAC), is a special purpose acquisition company ("SPAC") that recently announced a merger with Jet.AI Inc ("Jet.AI"). Closing expected to occur within 60 days
- Jet.AI, is an aviation software company with a private jet charter and membership operation.
- Oxbridge Reinsurance Ltd. is the lead investor in our SPAC's sponsor having an initial investment of $2.28 million.
- Oxbridge beneficially holds approximately 1.4 million shares which, at the closing of the transaction, would have a value of approximately $14.2 million assuming a $10 price per share, not including the value of the 3.1 million private warrants.



OXAC

OXBR

Oxbridge Acquisition Corp

Jet.AI Business Combination

JET.AI

Transaction Details

- Equity rollover $45 million
- $60M of warrants at strike price of $15 and 10-year term
- OXAC has $13.0 million in trust
- 100% existing Jet.AI equity holder's rollover
- Transaction assumes post-money enterprise valuation of $73.9 million[1] and common equity valuation of $86.8 million[1]

Transaction Rationale

- Public market would increase growth opportunities for the company
- Ability to use public stock as currency in acquisitions, as well as recruiting and retention
- Public company ready and industry experienced management and board

Mgmt. & Sponsor Alignment

- Existing shareholders of Jet.AI to receive $60M of warrants at strike price of $15 and 10-year term which aligns transaction consideration with future company performance.

Assumes no SPAC redemptions; assumes no exercise of outstanding warrants

OXAC

Oxbridge Acquisition Corp

Jet.AI Business Combination

Jet.AI Aviation Division:
Capital Light Business Aviation


Aircraft /
Fraction Sales


Jet Card
Sales


On-Fleet
Charter


Onboard
Program


Buyer
Brokerage

JET.AI provides a comprehensive solution for an array of customers, from low time charter flyers to high time aircraft owners.

OXBR - Investment Portfolio

Investment Portfolio Allocation Q1 2023	$ Millions	% of Total
Equity Securities	0.71	4
Cash & Restricted Cash	3.62	23
Other Investments - SPAC	11.8	73
Total	$16.13	100%


Investment Portfolio
Equity Securities
Cash & Cash Equivalent
Other Investments - SPAC

SurancePlus – New Web3-Focused Division

- SurancePlus is a new offshore Web3-focused subsidiary that will issue digital securities using the Avalanche blockchain that represent fractional, indirect interests in real-world assets;
- The digital securities provide rights to proceeds from reinsurance contracts and are offered in compliance with US Securities laws - Reg D 506(c) and Reg S;
- Ownership of the digital securities gives investors a right to participate in the proceeds from reinsurance contracts;
- Capital raised is invested alongside Oxbridge;
- Has a projected 42% annualized return in a loss-free year;
- Offering interests in real-world assets on-chain as digital securities that comply with US Securities laws, puts SurancePlus in a position to expand its future offerings;
- Launched on the **Avalanche Blockchain**

SurancePlus

SurancePlus

- SurancePlus innovates upon Oxbridge Re NS's existing product that has a track record of success
- Oxbridge Re NS has a proven track record of success, averaging 29% estimated returns over the past 3 years
- Uncorrelated to the financial markets
- Reinsurance rates this year are slated to hit historic highs
- 2023 is an El Niño year with lower expected chance of severe hurricanes


ROI : 29%
36%
17%*
34%
2019-2020
2020-2021
2021-2022

Oxbridge Re NS Demonstrated Returns by Treaty Year (June 1st – May 31st)

*Return to date (can decrease should Hurricane Sally & Eta losses further develop).

SurancePlus

SurancePlus - Transaction Structure

The digital securities offered by SurancePlus are asset-backed digital reinsurance securities implemented as a token. The underlying assets are fully collateralized reinsurance contracts underwritten by Oxbridge Re's CIMA-regulated reinsurance subsidiaries.



OXBR
Oxbridge Re Holdings
NASDAQ: OXBR
ROI After 1, 2, or 3 Years
Pay ROI
Capital From Investor
Investors
Digital Securities Transferred
SurancePlus
Invest Capital Raised
Oxbridge Re NS
Capital Invested in Reinsurance Contracts

A Wholly Owned Subsidiary of Oxbridge Re Holdings Limited, **NASDAQ: OXBR**

OXBR

Key Takeaways

- Balance Sheet with cash & restricted cash of $3.62M
- Investment in SPAC totaling $11.8m
- New Web3-focused Co, SurancePlus poised to take advantage of blockchain / reinsurance real world applications
- Executives with strong track record & insurance industry expertise
- Increased underwriting capacity through reinsurance sidecar Oxbridge Re NS and Oxbridge Re's new Web3-focused subsidiary SurancePlus
- Most importantly – well positioned to capitalize on the recovering reinsurance market and investment opportunities


Insurance companies must buy Reinsurance every year

Leadership Team



Jay Madhu

Chairman CEO & Director of Oxbridge Re (NASDAQ: OXBR)

Jay serves as Chairman of the Board, Chief Executive Officer and President of Oxbridge Re Holdings (NASDAQ: OXBR), as well as its licensed reinsurance subsidiaries and its Web3 startup SurancePlus that democratizes reinsurance contracts by issuing digitized securities. Jay is also a founder, Chairman and President of Oxbridge Acquisition Corp. (NASDAQ: OXAC) and founder/director of HCI Group (NYSE: HCI). Mr. Madhu has a diverse background in insurance, banking and real estate, and has held various executive positions at NYSE listed HCI Group, Inc., specializing in marketing and investor relations. He was also a past board member of BayFirst Financial Corp (NASDAQ: BAFN) a bank holding company. He is an approved director with several monetary authorities and insurance departments, including the Cayman Islands Monetary Authority, Bermuda Monetary Authority, and Florida Office of Insurance Regulation, among many others.



Dr. Reuel E. Ocho

Head, Special Projects at Oxbridge Re (NASDAQ:OXBR)

Dr. Ocho is a seasoned technology executive with expertise in digital innovation, digital architecture, and innovation strategy. Over 20 years, he has delivered strategic technology initiatives to high-profile regulated and non-regulated public, private, and governmental organizations in the United Kingdom and the Caribbean. He has also worked as Chief Technology Officer for the Cayman Islands Government's Ministry of Financial Services and Commerce. Dr. Ocho has advanced knowledge and experience in blockchain technology, tokenization, digital innovation, machine learning/artificial intelligence, software development, solutions architecture, data architecture and analytics, and cloud technology. He holds a Ph.D. in Information Systems from the London School of Economics and Political Science (LSE), a Master of Science in Advanced Software Engineering, from King's College London, and a Bachelor of Science in Computing from Andrews University, magna cum laude.



Wrendon Timothy

CFO & Director of Oxbridge Re (NASDAQ: OXBR) | Director of SurancePlus

Wrendon serves as a director of SurancePlus and Oxbridge Re, as well as serving as the Chief Financial Officer and Corporate Secretary of OXBR, since August 2013. He also serves as a director for the company's licensed reinsurance subsidiaries as well as director for SurancePlus. Mr. Timothy is also a founder, director and CFO of Oxbridge Acquisition Corp (NASDAQ: OXAC) and has over 19 years combined Big 4 (PwC & KPMG) and industry professional experience in the fields of technical and SEC reporting, compliance, internal & external auditing, corporate governance, mergers & acquisitions analysis, risk management, and CFO and controller services. Mr. Timothy is a Fellow of the Association of Chartered Certified Accountants (ACCA), a Fellow Chartered Secretary (FCG) and also holds a Master of Business Administration, with Distinction (with a Specialism in Finance (with Distinction), from Heriot Watt University in Edinburgh, Scotland.

A Wholly Owned Subsidiary of Oxbridge Re Holdings Limited, **NASDAQ: OXBR**

OxBR

(NASDAQ: OXBR)

Contact Oxbridge

Company Contact

Jay Madhu,

President, CEO Cayman

Cayman Tel: +1 345 749-7567

Email: jmadhu@oxbridgere.com

Office Location

Suite 201
42 Edward Street, P.O. Box 469
Grand Cayman, KY1-9006

www.OxbridgeRe.com

www.SurancePlus.com

Registrar and Transfer Agent

Broadridge Corporate Issuer Solutions

1717 Arch Suite, 1300

Philadelphia, PA 19103

Tel 877-830-4936

Independent Registered PCAOB Compliant Public Accounting Firm

Hacker, Johnson & Smith PA

500 North Westshore Boulevard, Suite 1000

Tampa, FL 33609